EXHIBIT 32.2
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            PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER CERTIFICATION

 In connection with the quarterly report on Form 10-Q of Presstek, Inc. (the "Company") for the period ended July 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Moosa E. Moosa, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.


                                  /s/ MOOSA E. MOOSA
                                  ------------------------------
                                  Moosa E. Moosa
                                  VICE PRESIDENT -- FINANCE AND CHIEF FINANCIAL OFFICER (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)

Date: August 12, 2004